AMENDMENT TO THE ASSET PURCHASE AGREEMENT BY AND AMONG
           SIGNAL APPAREL COMPANY, INC., TAHITI APPAREL, INC. AND THE STOCKHOLDERS OF TAHITI APPAREL, INC., DATED AS OF DECEMBER 18, 1998


     In the event of any conflict between this Amendment and the provisions of the Asset Purchase Agreement (the "Agreement"), to which this Amendment is annexed, the provisions of this Amendment shall be deemed to control. Any reference to "the Agreement" or "this Agreement" shall be deemed to include the provisions set forth in this Amendment.

     1. Section 2.01 of the Agreement, relating to the purchase price of the Assets, is hereby amemded as follows: For purposes of determining the number of shares of Buyer Common Stock issuable to the Company under Section 2.04 of the Agreement, it is agreed that each share of Buyer Common Stock has a value of $1.18750 and the number of shares of Buyer Common Stock issuable shall be determined by dividing the Purchase Price by $1.18750.

     2. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the 16th day of March, 1999.


                                        SIGNAL APPAREL COMPANY, INC.


                                        By:  /s/ Thomas A. McFall
                                             ----------------------------------
                                             Name:  Thomas A. McFall
                                             Title: CEO



                                        TAHITI APPAREL, INC.


                                        By:  /s/ Zvi Ben-Haim
                                             ----------------------------------
                                             Name:  Zvi Ben-Haim
                                             Title: President


                                             /s/ Zvi Ben-Haim
                                             ----------------------------------
                                             Zvi Ben-Haim


                                             /s/ Michael Harary
                                             ----------------------------------
                                             Michael Harary